CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. REDACTED MATERIAL IS MARKED WITH [Redacted].

17 October 2017

<u>By Email (dennis@ewell.hk) and Post</u>

Ewell Hong Kong Limited
Unit 04, 16/F, Nanyang Plaza,
57 Hung To Road, Kwun Tong,
Kowloon, Hong Kong
Attention : Mr. Dennis Yu

Dear Mr. Dennis Yu,

AWARD OF TENDER
Provision of Implementation Services for the Hospital Information System (HIS) and Integration
[Redacted]

We refer to your Tender proposal submitted on 25 May 2017. We are pleased to inform you that your Tender proposal for Provision of Implementation Services for the Hospital Information System (HIS) and Integration for the following items has been accepted (Please refer to the respective appendices for further price breakdown and respective payment terms):

<table>
<tr><th>Description</th><th>Amount (HK$)</th><th>Appendix</th><th>Remarks</th></tr>
<tr><td>Mandatory Software</td><td>[Redacted]</td><td rowspan="2">I</td><td></td></tr>
<tr><td>Annual Maintenance Charge for Mandatory Software</td><td>[Redacted]</td><td>5-year service</td></tr>
<tr><td>Optional Software</td><td>[Redacted]</td><td rowspan="2">II</td><td></td></tr>
<tr><td>Annual Maintenance Charge for Optional Software</td><td>[Redacted]</td><td>5-year service</td></tr>
<tr><td>Consultancy Services</td><td>[Redacted]</td><td>III</td><td></td></tr>
</table>

This offer letter in accordance with the following documents shall constitute a binding contract.

1. The Requirements, Terms and Conditions stipulated in the Tender documents issued by [Redacted] dated 12 April 2017.
2. The Tender proposal submitted by Ewell Hong Kong Limited.
3. The email sent by Ewell Hong Kong Limited on 18 August 2017 for revision of tender schedule 6 and 15.
4. The email sent by Ewell Hong Kong Limited on 31 August 2017 for clarification of tender schedule 15.

The commencement date of the Service would be on 1 November 2017. Under no circumstances will [Redacted] accept any adjustment on terms, conditions and price. The Annual Maintenance Charge is subject to annual renewal of [Redacted] and should not subject to consumer price adjustment for 5 years after the free warranty period.

To acknowledge your understanding and acceptance of the terms, conditions and price of this letter, please sign and return this letter to us via

Yours sincerely,

[Redacted]

Secretary, Tender Board
[Redacted]

Confirmed & Accepted by
For and on behalf of
EWELL HONG KONG LIMITED

Signature with Company Chop
Authorized Signature(s)
Capacity: Director
Date: 24 October 2017

Appendix I

List of Mandatory Software and maintenance item awarded for the Provision of Implementation Services for the Hospital Information System (HIS) and Integration

Product No.	Product Name / Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
SW-001	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-002	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-003	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-004	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-005	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-006	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-007	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-008	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-009	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-010	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-011A	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-011B	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-012	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-013	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-014	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-015	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-016	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-017	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-018	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-019	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-020	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-021	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-022	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-023	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-024	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-025	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-026	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-027	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-028	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-029	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]

Appendix I

<u>List of Mandatory Software and maintenance item awarded for the Provision of Implementation Services for the Hospital Information System (HIS) and Integration</u>

[Redacted]

Product No.	Product Name / Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
SW-030	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-031	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-032	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-033	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-034	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-035	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-036	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
			Mandatory Software Sub-total	[Redacted]	[Redacted]

The payment terms would be as follows:

For Product No. SW-001 to SW-036 except SW-001, SW-002, SW-030 & SW-032:

1. Instalment 1 (30% of Total Price) - The payment is due within 30 working days after the commencement date.
2. Instalment 2 (20% of Total Price) - The payment is due upon the completion of software functional specification of individual Product (as per Product No.).
3. Instalment 3 (40% of Total Price) - The payment is due upon completion of all system installations, integrations and user acceptance tests (date of UAT) of individual Product (as per Product No.).
4. Instalment 4 (10% of Total Price) - The payment is due upon completion of 12-month off-site technical support and system maintenance after the user acceptance tests (date of UAT) of individual Product (as per Product No.).

For Product No. SW-001, SW-002, SW-030 & SW-032:

The payments for Product No. SW-001, SW-002, SW-030, SW-032 that shall be settled in 5 stages (1. to 5.) as below, or before 31 December, 2024, whichever is the earlier.

1. 1st Stage Payment - 20% of Total Price upon the number of hospital beds provided by falling in the range of 1 to 100;
2. 2nd Stage Payment - 20% of Total Price upon the number of hospital beds provided by reaching 200;
3. 3rd Stage Payment - 20% of Total Price upon the number of hospital beds provided by reaching 300 or before 31 December, 2022, whichever is the earlier;
4. 4th Stage Payment - 20% of Total Price upon the number of hospital beds provided by reaching 400; and
5. Final Stage Payment - 20% of Total Price upon the number of hospital beds provided by reaching 500.

For each Stage Payment, the settlement shall be made according to the following terms:

1. Instalment 1 (30% of Stage Payment(s)) - The payment is due within 30 working days after the commencement date.
2. Instalment 2 (20% of Stage Payment(s)) -The payment is due upon the completion of software functional specification of individual Product (as per Product No.).
3. Instalment 3 (40% of Stage Payment(s)) -The payment is due upon completion of all system installations, integrations and user acceptance tests (date of UAT) of individual Product (as per Product No.).
4. Instalment 4 (10% of Stage Payment(s)) - The payment is due upon completion of 12-month off-site technical support and system maintenance after the user acceptance tests (date of UAT) of individual Product (as per Product No.).

For Maintenance Fee

The maintenance period shall be effective after the completion of first 12-month off-site technical support and system maintenance (the ""Effective Date""). The payment of maintenance fee shall be made 30 working days from the date of receipt of invoice.

For Product No. SW-001, SW-002, SW-030 & SW-032, the maintenance fees are derived from the amounts of relevant Stage Payment.

[Redacted]

Secretary, Tender Board
[Redacted]
Date: 17 October 2017

Appendix II

List of Optional Software and maintenance scheme awarded for the Provision of Implementation Services for the Hospital Information System (HIS) and Integration

[Redacted]

Product No.	Product Name / Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
SW-067	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-068	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
SW-069	[Redacted]	[Redacted]	[Redacted]	[Redacted	[Redacted]]
		Optional Software Sub-total		[Redacted]	[Redacted]

The payment terms would be as follows:

1. Instalment 1 (30% of Total Price) - The payment is due within 30 working days after the commencement date.
2. Instalment 2 (20% of Total Price) - The payment is due upon the completion of software functional specification of individual Product (as per Product No.).
3. Instalment 3 (40% of Total Price) - The payment is due upon completion of all system installations, integrations and user acceptance tests (date of UAT) of individual Product (as per Product No.).
4. Instalment 4 (10% of Total Price) - The payment is due upon completion of 12-month off-site technical support and system maintenance after the user acceptance tests (date of UAT) of individual Product (as per Product No.).

For Maintenance Fee

The maintenance period shall be effective after the completion of first 12-month off-site technical support and system maintenance (the ""Effective Date""). The payment of maintenance fee shall be made 30 working days from the date of receipt of invoice.

[Redacted]

Secretary, Tender Board

[Redacted]

Date: 17 October 2017

Appendix III

List of Optional Software and maintenance scheme awarded for the Provision of Implementation Services for the Hospital Information System (HIS) and Integration

[Redacted]

Product No.	Product Name / Description	Unit Price (HK$)	Quantity	Total Price (HK$)	Annual Maintenance Charge (HK$)
N/A	[Redacted]	N/A	N/A	[Redacted]	[Redacted]
			Consultancy Services Sub-total	[Redacted]	[Redacted]

The payment terms would be as follows:

1. Instalment 1 (50% of Total Price) - The payment is due within 30 working days after the commencement date.
2. Instalment 2 (50% of Total Price) - The payment is due upon the completion of delivery.

[Redacted]

Secretary, Tender Board
[Redacted]
Date: 17 October 2017